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                                                              EXHIBIT 10.19
                                                              -------------

                                   AGREEMENT
                                   ---------

         Agreement, dated as of the seventh day of March, 1989, by and among Ekco Group, Inc., a Delaware corporation (the "Company"); Howard R. Curd, an individual with a business address at 360 Madison Avenue, New York, New York ("Curd"); Sonar Partners, L.P., a Delaware limited partnership, Sonar Capital, Inc., a Delaware corporation; each of the limited partners in Sonar Partners, L.P. (the "Limited Partners"); Alfred Aysseh, an individual with a residence at Coligny Park, 9C, Plateau-de-Frontenex, Geneva 1208, Switzerland ("Aysseh"); Jesup & Lamont Securities, Inc., a Delaware corporation ("J&L") (Curd, Sonar Partners, L.P., Sonar Capital, Inc., the Limited Partners and Aysseh are hereinafter each referred to as a "Seller" and collectively as the "Sellers").

         WHEREAS the Sellers desire to sell to the Company, and the Company desires to purchase from the Sellers, an aggregate of between 1,540,000 and 1,550,000 shares (together with all associates rights, the "Shares") of the Company's Common Stock, $.01 par value per share ("Common Stock") being all of the shares of Common Stock owned by the Sellers; and

         WHEREAS the Company and the other parties hereto desire further to provide for their relations with one another, as more particularly set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

         1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, the Sellers shall sell, assign, transfer and convey to the Company and the Company shall purchase from the Sellers, all of the Shares for a purchase price of $3.50 per share (the "Purchase Price").

         2. SETTLEMENT. After full execution and delivery of this Agreement by all parties, J&L shall cross a trade for the sale and purchase of the Shares which shall be reported on the New York Stock Exchange composite tape on March 7, 1989, with respect to which J&L shall receive from the Company an agreed-upon commission of $.05 per Share. The trade shall be settled by delivery of certificates for the Shares duly endorsed or accompanied by duly executed stock powers against payment of the Purchase Price within five business days following such cross-trade.

         3. STANDSTILL. Each of the parties hereto other than the Company hereby agrees that, for a period of ten years from the date hereof, without the prior written consent of the Company, he or it will not, directly or indirectly, (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any voting securities, or direct or indirect rights or options to acquire any voting securities (including, without limitation, non-voting securities convertible into or with appertaining rights to acquire voting securities), of the Company (except that this clause (a) shall not apply to normal unsolicited brokerage transactions by J&L for the account of any person or entity who or which is not a party to this Agreement other than the Company or an affiliate of such a party; (b) make, or in any way participate, directly or indirectly, in any solicitation of proxies to vote, or seek to advise or influence any person, entity or group with respect to the voting of, any voting securities of the Company, or initiate or propose any stockholder proposal with respect to the

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Company described in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (except that this clause (b) shall not prohibit J&L from simply forwarding proxy material to its customers who beneficially own voting securities of the Company); (c) form, join or in any way participate in, or in any manner provide any form of assistance to, a group with respect to any voting securities of the Company; or (d) otherwise act, alone or in concert with others, to seek to, or assist or encourage any other person, entity or group in seeking to, control or influence the management, board of directors or policies of the Company or propose or effect any form of business combination with the Company or any of its affiliates or any restructuring, recapitalization or similar transaction with respect to the Company or any of its affiliates.

         4. WITHDRAWAL OF PROPOSAL. Howard R. Curd, Sonar Partners, L.P. and Sonar Capital, Inc. agree that they will forthwith withdraw or cause to be withdrawn the stockholder proposal that they have submitted to the Company for inclusion in its proxy materials to be circulated by its Board of Directors for its 1989 annual meeting of stockholders and will notify the Securities and Exchange Commission (the "Commission") of such withdrawal, after which the Company will withdraw its "no-action" request to the Commission in connection therewith.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each of the Sellers represents and warrants, severally but not jointly, to the Company as follows:

                (a) Such Seller has the legal power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby;

                (b) Such Seller is the sole beneficial owner of the Shares owned by him, has good and marketable title to all such Shares, and there exist no liens, claims, options, proxies, voting agreements, charges or encumbrances of whatever nature ("Liens") affecting such Shares other than this Agreement and those which will be extinguished at or prior to the time of the settlement contemplated by Paragraph 2 hereof;

                (c) Upon the settlement contemplated by Paragraph 2 hereof, the Company will have good and marketable title to such Shares, free and clear of all Liens other than any Liens created by actions of the Company;

                (d) The Shares owned by such Seller constitute all of the securities of the Company beneficially owned, directly or indirectly, by such Seller;

                (e) Such Seller does not hold any option, warrant or other right to acquire, directly or indirectly, any securities of the Company which are or may by their terms become entitled to vote or any securities which are convertible or exchangeable into or exercisable for any securities of the Company which are or may by their terms become entitled to vote, nor is such Seller a party to any offer, contract, arrangement, understanding or relationship (whether or not legally enforceable) which allows or obligates such Seller to vote or acquire any securities of the Company;

                (f) This Agreement is a valid and binding agreement of such Seller, enforceable against him or it in accordance with its terms. The execution of this Agreement by such Seller does not, and the performance by such Seller of his or its obligations hereunder will not, constitute a


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violation of, conflict with or result in a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Seller is a party or is bound or any judgment, decree or order applicable to such Seller (other than any defaults which will be cured by such Seller at or prior to the time of the settlement contemplated by Paragraph 2 hereof); and

                 (g) Neither the execution and delivery of this Agreement nor the performance by such Seller of his or its obligations hereunder will, to such Seller's knowledge, violate any provision of law applicable to such member or require any consent or approval of, or filing with or notice to any public body or authority under any provision of law applicable to such Seller other than notices or filings pursuant to the federal securities laws or the rules and regulations of the New York Stock Exchange.

          6. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF CURD, SONAR AND J&L. Curd, Sonar Partners, L.P., Sonar Capital, Inc. and J&L represent and warrant to the Company as follows:

                 (a) The representations and warranties of the Sellers set forth in Paragraph 5 hereof are true and correct as to the Sellers;

                 (b) The representations and warranties of the Sellers set forth in subparagraphs (a), (d), (e), (f) and (g) of Paragraph 5 hereof, which J&L hereby makes for itself, are also true and correct as to J&L;

                 (c) The numbers of Shares respectively owned by the Sellers are as set forth on Schedule A hereto; and

                 (d) Sonar Partners, L.P. has simultaneously herewith delivered to the Company's President and General Counsel a schedule of all of the limited partners in Sonar Partners, L.P.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to each of the Sellers and J&L as follows:


                 (a) The company is duly organized and validly existing and in good standing under the laws of the State of Delaware, has the requisite corporate power and authority to execute, deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                 (b) This Agreement is a valid and binding agreement of the Company enforceable against it in accordance with its terms. The execution of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not, constitute a violation of, conflict with or result in a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Company is a party or by which the Company is bound in any case in which the Company has not obtained or will not obtain prior to the settlement contemplated by Paragraph 2 hereof or any judgment, decree or order applicable to the Company; and

                 (c) Neither the execution and delivery of this Agreement nor the performance by the Company of its obligations hereunder will violate any


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provision of law applicable to the company or require any consent or approval of, or filing with or notice to any public body or authority under, any provision of law applicable to the Company other than notices or filings pursuant to the federal securities laws or the rules and regulations of the New York Stock Exchange.

                 (d) The Company's President and General Counsel have received the schedule described in Paragraph 6(b) hereof and the Company shall cause its President and General Counsel, whoever they may be from time to time, to keep such schedule confidential (including the identities of the Limited Partners), except (i) disclosure by them to the Company's outside legal counsel on the understanding that no further disclosure shall be permitted, (ii) as to any particular Limited Partner, in the event of a breach by such Limited Partner of the terms hereof, or (iii) as may otherwise be required by applicable law.

          8. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that, in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the non-breaching party, in addition to any other remedy to which he or it may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and/or to compel specific performance of this Agreement in any action instituted in any court of the United States or any state thereof having jurisdiction over the subject matter and the parties.

          9. EXPENSES. All fees and expenses incurred by any of the parties hereto shall be borne by the party incurring such fees and expenses, and all sales, transfer or other similar taxes payable in connection with this Agreement or the performance hereof (including, but not limited to, any transfer taxes payable in connection with the sale of the Shares), shall be borne by the party incurring such taxes; PROVIDED, however, that the Company shall pay to J&L the commission set forth in Paragraph 2 hereof upon the occurrence of the settlement contemplated therein.

          10. CERTAIN DEFINITIONS. As used herein, the terms "affiliate" and "associate" mean any present or future affiliate or associate within the meaning of Rule 12b-2 under the Exchange Act; the term "group" means a group within the meaning of Section 13(d) of the Exchange Act; the terms "beneficial owner" and "beneficial ownership" mean beneficial owner and beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act; the term "voting securities of the Company" means the Common Stock and any other securities of the Company entitling the holder to vote for the election of directors of the Company; and the terms "solicitation" and "proxies" have the meanings used in the proxy rules of the Commission under the Exchange Act.

          11.    MISCELLANEOUS.

                 (a) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. Without limiting the generality of the foregoing, the parties hereto acknowledge that there have been no inducements by any party to any other party to enter into this Agreement, except as expressly set forth herein. This Agreement may not be amended orally, but only by an instrument in writing signed by each of the parties to this Agreement.

                 (b) This Agreement shall inure to the benefit of and be binding upon and enforceable against the parties hereto and their directors, officers,


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heirs, legal representatives, attorneys, successors and assigns.  In the event that any provision of this agreement is deemed or held invalid or unenforceable to any extent in any circumstances, such invalidity or unenforceability shall not affect such provision under other circumstances or any other provision; and if any provision hereof is deemed or held invalid or unenforceable because of its scope as to time, geographic extent or otherwise, such provision shall be deemed limited to the extent necessary to make such provision valid and enforceable, it being the intention of the parties that this Agreement will be valid and enforceable to the maximum extent permitted by law.

                 (c) This Agreement may not be modified except in a writing executed and delivered by duly authorized representatives of both parties and, further, no provision hereof may be waived except in a writing making specific reference to this Agreement executed and delivered by a duly authorized representative of the party granting such waiver to the other. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement or one or more sections shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                 (d) Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                 (e) All representations, warranties and covenants shall survive the cress-trade and settlement contemplated by Paragraph 2 hereof.

                 (f) This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original, and all of which shall be deemed to be one and the same instrument.

                 (g) This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Delaware, without reference to the conflict of laws principles thereof.

                 (h) All notices and other communications under this Agreement shall be in writing and delivery thereof shall be deemed to have been made either (i) if mailed, when received, or (ii) when transmitted by hand delivery, telegram, telex, telecopier or facsimile transmission, to the party entitled to receive the same at the addresses indicated below or at such other address as such party shall have specified by written notice to the other parties hereto given in accordance with this subsection:

                 If to any of the parties other than the Company, addressed to:

                          Howard R. Curd
                          360 Madison Avenue
                          New York, New York   10017




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                 with a copy to:

                          Parker Chapin Flattau and Klimpl
                          1121 Avenue of the Americas
                          New York, New York   10036
                          Attention:  Herbert Rosedale, Esquire

                 If to the Company, addressed to:

                          Ekco Group, Inc.
                          98 Spit Brook Road
                          Nashua, New Hampshire   03062
                          Attention:  Robert Stein, President

                 with a copy to:

                          Mintz, Levin, Cohn, Ferris,
                            Glovsky and Popeo, P.C.
                          One Financial Center
                          Boston, Massachusetts   02111
                          Attention:  Richard R. Kelly, Esq.


                 IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed or caused this Agreement to be executed under seal by themselves their duly authorized representatives and delivered.

The Company:                      EKCO GROUP, INC.

                                  By /S/ ROBERT STEIN
                                     ----------------------------
                                  Robert Stein, President


The Sellers:                      /S/ HOWARD R. CURD
                                  -------------------------------
                                  Howard R. Curd

                                  SONAR PARTNERS, L.P.
                                  BY SONAR CAPITAL, INC.

                                  By /S/ HOWARD R. CURD
                                     ----------------------------


                                  SONAR CAPITAL, INC.

                                  By /S/ HOWARD R. CURD
                                     ----------------------------

                                  /S/ ALFRED AYSSEH
                                  -------------------------------
                                  Alfred Aysseh, by Howard R.
                                  Curd his attorney in fact

J&L:                              JESUP & LAMONT SECURITIES, INC.

                                  By [signature illegible]
                                     ----------------------------
                                     Vice President




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                                           THE LIMITED PARTNERS OF SONAR, L.P.

                                           By: /S/ HOWARD R. CURD
                                               -------------------------------
                                               Howard R. Curd
                                               As Attorney In Fact
                                               Pursuant to Power of Attorney



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